                              AFBA 5STAR FUND, INC.

                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                            AFBA 5STAR LARGE CAP FUND
                             AFBA 5STAR MID CAP FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                            AFBA 5STAR SMALL CAP FUND
                           AFBA 5STAR USA GLOBAL FUND

                      SUPPLEMENT DATED MAY 21, 2004 TO THE
           ADVISORY SERIES PROSPECTUS RELATING TO CLASS A, CLASS B AND
                       CLASS C SHARES DATED JULY 31, 2004

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Prospectus.

The AFBA 5Star Fund, Inc. is terminating its program that has allowed  exchanges into Class A shares of the Funds at net asset  value for  clients  of  financial consultants and the payment by the Manager to such financial consultants of a 20 basis point commission upon such exchanges.

Effective  May 21, 2004,  the following  paragraphs  related to this program are deleted in their entirety:  first  paragraph  under "Net Asset Value  Purchases.
Class A shares  may be sold at net asset  value,  with  only a  minimum  initial investment,  to:" on page 33 of the  prospectus;  and the third  paragraph under
"Distribution and Service Arrangements" on page 38 of the prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE